Exhibit 99.2

CANNABIS SCIENCE INC.

&

COLOMBIA CORP.

JOINT VENTURE OPERATING AGREEMENT

JOINT VENTURE OPERATING AGREEMENT

FOR

CANNABIS SCIENCE INC. & COLOMBIA CORP.

THIS JOINT VENTURE OPERATING AGREEMENT ("Agreement" or “JV”) is entered into as of the 27th day of July 2012, by Cannabis Science Inc. and Colombia Corp. (the “Companies”).

A.	The Companies enter into this Agreement in order to conduct mutually beneficial business and to specify their relative rights and obligations.

B.	The Companies shall remain separate legal entities for the duration of this Agreement.

NOW THEREFORE, the Companies hereby agree as follows:

1.           Establishment of the Joint Venture Business

1.1           The Parties agree to establish an joint venture business relationship between Cannabis Science Inc. and Colombia Corp..

1.2           The Companies shall maintain their original organization form in conjunction with this JV.  All profits, risks and losses of the joint venture will be shared by the Parties with respect to products jointly developed under this JV, on the following basis:

(i)	Cannabis Science, Inc. shall receive ninety (90) percent of all net operating profits of the JV; and
(ii)	Colombia Corp. shall receive ten (10) percent of all net operating profits of the JV.

1.3           Colombia Corp. shall enter into this joint venture business relationship on an exclusive basis for world wide sales and distribution of products produced under or supplied to the JV by Dupetit under this Agreement.

1.5           Cannabis Science Inc. shall enter into this joint venture business on a non-exclusive basis and shall be permitted to form other such relationships or business ventures world wide.

1.6           The JV shall compensate Dupetit (individual) € 2.500. per month for acting as V.P. of European Operations for the JV to manage all day to day activites, research and development, production, and the marketing and sale of products under the JV.

1.7           Cannabis Science Inc. shall issue five million (5,000,000) Rule 144 restricted common shares to dupetit Natural Products GmbH, or its assigns, as consideration for providing products under Appendix “A” to the JV.

2.           Purpose, Scope and Scale of Operation

2.1           Business Objectives: Developing, testing, standardizing, and manufacturing of new or existing cannabis or hemp products for market dissemination world wide.

2.2            The new JV cannabis and hemp product business will consist of:

(i)           Developing, testing, standardizing, and manufacturing of new or existing cannabis and hemp products for world wide market dissemination under the Cannabis Science brand, or other brand as mutually agreed, following all local, state and country laws/regulations.
(ii)           Generally, to engage in the pointed product development or research projects that benefit or satisfy the aforementioned goals; and
(iii)          Other jointly developed products, manufacturing or extraction methods, testing, assets, or intellectual properties.

Herein after referred to as the JV “Assets”.

2.3           Colombia Corp. will provide all products to the JV as defined in Appendix “A”.

2.4           Cannabis Science, Inc. will provide medical cannabis extract formulations, delivery methods, products, testing facilities and techniques, including any future products or processes, to the JV.

2.5           Colombia Corp. shall make available all business and government contacts, marketing and distribution channels, and existing sales contracts or store access to sell JV products, whether existing or new.  All of Colombia Corp. products sales and distribution shall be exclusively performed through the JV for the entirety of this Agreement.

3.           Total Investment, Increase Investment

3.1           Any investment of the Joint Venture shall be as mutually agreed by the Companies on a case-by-case basis. For each new JV project funded the percentage and amounts to be financed by both Companies will be negotiated, prior to the commencement of the project, under a separate funding agreement.

3.2           In case any party to the joint venture intends to assign all or part of its investment subscribed to a third party, written consent shall be obtained from the other party to the joint venture.

3.3           If any Party proposes to transfer all or any part of its interest of the Joint Venture, the Party shall notify the other Party in writing of the terms and conditions of the proposed transfer at least thirty (30) days in advance.

3.4           If a Party proposes to transfer all or any part of its interest of the Joint Venture to a third party, the other Party shall have a pre-emptive right to purchase such interest at the bonafide and authenticated offering price of the third party.

3.5           If the other Party does not exercise its pre-emptive right of purchase within ninety (90) days after delivery of such notice, the other Party shall be deemed to have consented to such transfer to a third party.

4.           Term of Joint Venture

4.1    The Joint Venture will continue indefinitely until terminated by mutual consent of all Companies.

5.           Amendment, Termination of JV

5.1           The amendment of the contract or its appendices shall come into force only after a written agreement has been signed by both Parties.

5.2           With the unanimous agreement of the Board of Directors of both Companies, the Joint Venture can be terminated prior to the initial term or the contract be terminated in advance if the contract cannot be executed for reason of force majeure or the Joint Venture suffers losses in consecutive years and is incapable of going on with the business for certain reasons.

6.           Triggering Events

On the happening of any of the following events (Triggering Events) with respect to a Company, the surviving Company party to this Agreement shall have the option to (i) dissolve and liquidate the JV Assets or (ii) purchase all of the Company’s Interest in the JV Assets of such Company (Selling Company) for the positive balance, if any, of such Company’s proportionate JV ownership rights:

(a)           the bankruptcy of a Company;

(b)           the winding up and dissolution of a corporate Company, or merger or other corporate reorganization of a Company as a result of which the Company does not survive as an entity;

(c)           the withdrawal of a Company; or

(d)           the occurrence of any other event that is, or that would cause, a Transfer in contravention of this Agreement.

Each Company agrees to promptly give Notice of a Triggering Event to the other Company.  The option described above may be exercised within 180 days following the other Company’s receipt of the Notice of the Triggering Event.  In the event the other Company does not elect to purchase the interest of the Selling Company, the Selling Company shall dispose of is proportionate share of the JV Assets to any other party.

7.           Notices

7.1           All Notices required or permitted under this Agreement must be written and delivered in one of the following approved methods. A notice shall be deemed given or sent when deposited, as certified mail or for overnight delivery, postage and fees prepaid, in the United States mails; when delivered to Federal Express, United Parcel Service, DHL Worldwide Express, or Airborne Express, for overnight delivery, charges prepaid or charged to the sender's account; when personally delivered to the recipient; when transmitted by electronic means, and such transmission is electronically confirmed as having been successfully transmitted; or when delivered to the home or office of a recipient in the care of a person whom the sender has reason to believe will promptly communicate the notice to the recipient.

7.2           All Notices shall be delivered to the following Company addresses:

If to:	Cannabis Science, Inc.
6946 North Academy Blvd
Suite B#254
Colorado Springs, CO 80918
Attn: Dr. Robert Melamede

If to:	Colombia Corp.
_____________________
_____________________
Attn: Dupetit

8.           Insurance

8.1           The Companies shall maintain sufficient liability insurance to protect the JV against any reasonably foreseeable claims arising from the development, testing, and marketing of medical cannabis based products applicable to this Agreement and under current law.

9.           Business Representations

Each Company hereby represents and warrants to, and agrees with, the other Company as follows:

9.1           Business Intent. The Companies are investing in this JV solely for furthering their respective businesses and not with a view to or for sale in connection with any distribution of all or any part of the JV Interest. No other person will have any direct or indirect beneficial interest in or right to the JV unless mutually agreed by both Parties.

9.2           Economic Risk. The Companies are financially able to bear the economic risk of this investment in the JV, including the total loss thereof.

9.3           Non-disclosure.  The Companies shall have non-disclosure agreements signed by all employees or other parties to whom information is to be disseminated regarding JV Assets or other information that is deemed critical and of value to the JV.  All non-disclosure agreements must be signed prior to disseminating such information.

10.           General Provisions

10.1           Complete Agreement. This Agreement constitutes the whole and entire agreement of the parties with respect to the subject matter of this Agreement, and it shall not be modified or amended in any respect except by a written instrument executed by all the Parties. This Agreement replaces and supersedes all prior written and oral agreements by and among the Companies or any of them.

10.2           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.3           Choice of Law. This Agreement shall be construed and enforced in accordance with the internal laws of Germany. If any provision of this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this Agreement shall remain in effect.

10.4           Binding Effect. This Agreement shall be binding on and inure to the benefit of the Parties and their heirs, personal representatives, and permitted and assigns.

10.5           Pronouns; Statutory References. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require. Any reference to the Code, the Regulations, the Act, Nevada Revised Statutes, or other statutes or laws will include all amendments, modifications, or replacements of the specific sections and provisions concerned.

10.6           Further Assurances. The parties to this Agreement shall promptly execute and deliver any and all additional documents, instruments, notices,' and other assurances, and shall do any and all other acts and things, reasonably necessary in connection with the performance of their respective obligations under this Agreement and to carry out the intent of the parties.

10.7           No Limitation of Companies' Businesses. Except as provided in this Agreement, no provision of this Agreement shall be construed to limit in any manner the Companies in the carrying on of their own respective businesses or activities.

10.8           Absence of Agency. Except as provided in this Agreement, no provision of this Agreement shall be construed to constitute a Company, in the Company's capacity as such, the agent of any other Company.

10.9           Authority and Capacity of Parties. Each Company represents and warrants to the other Company that the Company has the capacity and authority to enter into this Agreement.

10.10           Headings. The Section, and paragraph titles and headings contained in this Agreement are inserted as a matter of convenience and for ease of reference only and shall be disregarded for all other purposes, including the construction or enforcement of this Agreement or any of its provisions.

10.11           Amendment. This Agreement may be altered, amended, or repealed only by written agreement signed by both of the Companies.

10.12           Time of the Essence. Time is of the essence of every provision of this Agreement that specifies a time for performance.

10.13           Benefit of the Parties. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless mutually agreed by both Parties.
10.14            Interpretation. In the event of any claim is made by any Company relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this. Agreement was prepared by, or at the request of, a particular Company or its counsel.

IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement on the day and year first above written.

[COUNTERPART SIGNATURE PAGES ATTACHED]

Signed:

COUNTERPART SIGNATURE PAGE TO OPERATING AGREEMENT

The undersigned, intending to be legally bound, hereby executes this Counterpart Signature Page and adopts and agrees to be bound by the terms and provisions of the Operating Agreement, dated July 27, 2012 between the undersigned parties.

SIGNATURE:                                                                                                                         DATE:

CANNABIS SCIENCE, INC.

__________________________                                                                                     _________________
By: Dr. Robert Melamede
Title: CEO

COLOMBIA CORP.

__________________________                                                                                     _________________
By: Dupetit
Title: President

APPENDIX “A”

COLOMBIA CORP.

The main elements of entering the Colombia market are to:

1.  Work with a large University with the ability to get the necessary permits to import cannabis extract into Colombia.

2.  Develop the necessary protocols to conduct research at the University with skin cancer patients.

3.  Establish a licensing agreement with a firm in Colombia that is able to get a Sanitary Registry from the Colombian government for a Cannabis based product.

4.  Work with a GMP medical manufacturer that is able to blend and package the product for the licensee.

5.  Use the data collected in Colombia for continued research in the U.S. and other parts of the World.

6.  Help market the products once they are approved for sale in Colombia.

7.  Encourage our Colombian partner to export the product to the rest of Latin American countries with treaties with Colombia that will accept their Sanitary Registry.

ADDENDUM TO JOINT VENTURE OPERATING AGREEMENT

THIS ADDENDUM to Joint Venture Operating Agreement made effective as of the 12th day of December 2012 (the “Effective Date”)

BETWEEN:

CANNABIS SCIENCE, INC., a Corporation duly incorporated pursuant to the laws of the State of Nevada and having an office at 6946 N Academy Blvd, Suite B #254, Colorado Springs, CO 80918

(“Cannabis Science”)

AND:
dupetit Natural Products GmbH, a Corporation duly incorporated pursuant to the laws of Germany and having an office at Hauptstrasse 41 D-63930, NERUNKIRCHEN-RICHELBACH

 ( “Dupetit”)

WHEREAS:

(A) Cannabis Science and dupetit previously entered into a Joint Venture Operating Agreement dated July 27, 2012 (the “JV Agreement”) and attached hereto as Appendix “A”;

(B) Cannabis Science wishes to assign its interests in the JV Agreement to X-Change Corporation, Inc., a Nevada corporation (“X-Change Corporation”);

(C) Dupetit wishes to amend and clarify compensation under the JV; and

(D) The parties wish to clarify their voting rights under the JV Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Consulting Agreement as follows:

1. Dupetit hereby consents to and affirms the assignment of all of Cannabis Science’s interests in the JV Agreement to X-Change Corporation.

2. Cannabis Science and Dupetit hereby consent and affirm the amendments to Section 1.6, 1.7 and the addition of Section 1.8 of the JV Agreement as follows:

“1.6       The JV shall compensate Dupetit (individual) € 2.500 per month for acting as the head of operations for the JV to manage all day to day activities, research and development, production, and the marketing and sale of products under the JV.

1.7       Cannabis Science Inc. shall issue five million (5,000,000) Rule 144 restricted common shares to dupetit  Natural Products GmbH, or its assigns, as consideration for providing products under Appendix “A” to the JV.

1.8       The JV shall compensate dupetit Natural Products GmbH  € 2.500 per month for providing office space, utilities, internet and telephone services, mailing, in addition to bookkeeping and administrative services.”

3. X-Change Corporation will be substituted for Cannabis Science in all aspects of the JV Agreement and their name shall be substituted throughout the agreement.

4. Cannabis Science, Dupetit and X-Change Corporation acknowledge and agree that the voting rights per the agreement are equal to the profit sharing arrangement, that is, Cannabis Science, and now X-Change Corporation is entitled to 90% voting power and dupetit is entitled to 10% voting power.

5.           Cannabis Science, X-Change Corporation and dupetit expressly agree and acknowledge that all provisions of the JV Agreement except those amended by this Addendum shall remain unchanged and in full force and effect.

 IN WITNESS WHEREOF this Addendum has been executed and delivered by the parties on the 12th day of December, 2012.

SIGNED, SEALED AND DELIVERED BY CANNABIS SCIENCE, INC. Per: /s/ Robert Melamede Robert Melamede, President
SIGNED, SEALED AND DELIVERED BY dupetit Natural Products GmbH Per: ________________________________ Alfredo Dupetit, President

APPENDIX “A”

Joint Venture Operating Agreement